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                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights," "Auditors and Counsel" and "Financial Statements" and to the incorporation by reference of our report dated October 27, 1995 in this Registration Statement (Form N-1A No. 2-98681) of Cowen Standby Tax Exempt Reserve Fund, Inc.





                                            /s/ ERNST & YOUNG LLP
                                                ERNST & YOUNG LLP


New York, New York
January 22, 1996